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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   April 17, 2001
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                      High Equity Partners L.P. - Series 86
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               (Exact Name of Registrant as Specified in Charter)



        Delaware                        0-16855                  13-3394723
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                               5 Cambridge Center
                                    9th Floor
                         Cambridge, Massachusetts 02142
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                    (Address of Principal Executive Offices)

                  Registrant's telephone number (617) 234-3000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report


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ITEM 5            OTHER EVENTS

The solicitation of consents of limited partners of Registrant to the merger of Registrant with and into Shelbourne Properties II L.P. ended on April 16, 2001. Limited partners owning 334,504 limited partnership units or 56.89% of the outstanding units voted in favor of the merger, limited partners owning 36,568 limited partnership units or 6.22% of the outstanding units voted against the merger and limited partners owning 6,707 limited partnership units or 1.14% of the outstanding units abstained. Accordingly, on April 17, 2001, the merger was consummated in accordance with the terms set forth in the prospectus/consent solicitation statement, dated February 8, 2001. Pursuant to the terms of the merger each outstanding limited partnership unit has been converted into two shares of common stock of Shelbourne Properties II, Inc. Trading in the shares of common stock of Shelbourne Properties II, Inc. is expected to commence on the American Stock Exchange in the early part of May.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HIGH EQUITY PARTNERS L.P. - SERIES 86

                                    By: Resources High Equity, Inc., its
                                        General Partner


                                    By: /s/ Michael L. Ashner
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                                        Michael L. Ashner
                                        President




Dated:  April 17, 2001